UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 9, 2014
(Date of earliest event reported)

CELLECTAR BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-119366	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3301 Agriculture Drive
Madison, WI 53716
(Address of principal executive offices)

(608) 441-8120
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

Effective at the close of business on June 13, 2014, we amended our second amended and restated certificate of incorporation to effect a 1-for-20 reverse split of our common stock (the “Reverse Split”) and to reduce the number of authorized shares of our common stock to 20,000,000 from 150,000,000. Immediately following the effectiveness of the Reverse Split, there were approximately 2,869,739 shares of our common stock outstanding. Stockholders will receive a cash payment in lieu of any issuance of fractional shares. The number of shares of common stock issuable upon exercise or conversion of all outstanding options, warrants and convertible debt and the associated exercise or conversion prices will be adjusted accordingly for the Reverse Split.

At our annual meeting of stockholders held on May 22, 2014, our stockholders approved an amendment to our certificate of incorporation that would (1) effect a reverse split of our common stock at a ratio between 1:10 to 1:20 to be determined by the board of directors in its discretion and (2) if the reverse split is effected, decrease the number of shares of Common Stock that the Corporation is authorized to issue from 150,000,000 to the greater of (A) 20,000,000 and (B) the number of shares equal to three (3) times the sum of the number of all shares of our common stock outstanding and the number of shares of common stock issuable upon exercise or conversion of all outstanding options, warrants and convertible debt. Our stockholders further authorized the board of directors to determine the ratio at which the reverse split would be effected and the corresponding reduction in authorized shares of common stock by filing an appropriate amendment to our certificate of incorporation. Our board of directors authorized the ratio of the Reverse Split and corresponding reduction in authorized shares on June 6, 2014.

A copy of the amendment to our certificate of incorporation is attached as Exhibit 3.1 and is incorporated by reference herein.

ITEM 7.01	REGULATION FD DISCLOSURE

A copy of the press release issued by us on June 13, 2014 announcing the Reverse Split is furnished as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01	OTHER ITEMS

On June 9, 2014 and June 10, 2014 presentations relating to our technology were made at the 2014 Annual Meeting of the Society of Nuclear Medicine. The presentations are attached as Exhibit 99.2 and 99.3 and are incorporated by reference herein.

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ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number	Title

3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of Cellectar Biosciences, Inc.

99.1	Press Release dated June 13, 2014 entitled “Cellectar Biosciences Announces 1-for-20 Reverse Stock Split and Reduction in Authorized Shares of Common Stock”

99.2	Presentation entitled “A Phase 1 Study of 131I-CLR1404 in Patients with Relapsed or Refractory Advanced Solid Tumors; Dosimetry, Biodistribution, Pharmacokinetics and Safety”

99.3	Presentation entitled “Comparison of MRI and PET Tumor Volumes with 124I-CLR1404 PET/CT in Primary and Metastatic Brain Tumors”

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 13, 2014	CELLECTAR BIOSCIENCES, INC.

By:	/s/ Chad J. Kolean
Name: Chad J. Kolean
Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Number	Title

3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of Cellectar Biosciences, Inc.

99.1	Press Release dated June 13, 2014 entitled “Cellectar Biosciences Announces 1-for-20 Reverse Stock Split and Reduction in Authorized Shares of Common Stock”

99.2	Presentation entitled “A Phase 1 Study of 131I-CLR1404 in Patients with Relapsed or Refractory Advanced Solid Tumors; Dosimetry, Biodistribution, Pharmacokinetics and Safety”

99.3	Presentation entitled “Comparison of MRI and PET Tumor Volumes with 124I-CLR1404 PET/CT in Primary and Metastatic Brain Tumors”

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